(h)(3)(C)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

ISS PROXY VOTING FEE ALLOCATION AGREEMENT

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA CORPORATE LEADERS® TRUST FUND

Voya Corporate Leaders® Trust Fund – Series B

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Multi-Asset Fund2

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced

Index Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value

Fund

Voya SmallCap Opportunities Fund

Voya Small Company Fund

Voya U.S. High Dividend Low

Volatility Fund

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund2

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities

Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO2

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio Voya Global Perspectives® Portfolio2

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement shall be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2

3

As a (1) money market fund ("Money Market Fund") or (2) Fund of Funds, as defined in the Funds' proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA INVESTORS	VOYA MUTUAL FUNDS
TRUST(continued)	(Continued)
Voya Government Liquid Assets	Voya Global High Dividend Low
Portfolio1,2	Volatility Fund
Voya High Yield Portfolio1	Voya Global Perspectives Fund2
Voya Large Cap Growth Portfolio	Voya International High Dividend Low
Voya Large Cap Value Portfolio	Volatility Fund
Voya Limited Maturity Bond Portfolio1	Voya Multi-Manager Emerging Markets
Voya Retirement Conservative	Equity Fund
Portfolio2	Voya Multi-Manager International
Voya Retirement Growth Portfolio2	Equity Fund
Voya Retirement Moderate Growth	Voya Multi-Manager International
Portfolio2	Factors Fund
Voya Retirement Moderate Portfolio2	Voya Multi-Manager International Small
Voya U.S. Stock Index Portfolio1	Cap Fund
VY® BlackRock Inflation Protected	Voya Russia Fund
Bond Portfolio
VY® Clarion Global Real Estate	VOYA PARTNERS, INC.
Portfolio	Voya Global Bond Portfolio
VY® Clarion Real Estate Portfolio	Voya Index Solution 2025 Portfolio2
VY® Invesco Growth and Income	Voya Index Solution 2030 Portfolio2
Portfolio1	Voya Index Solution 2035 Portfolio2
VY® JPMorgan Emerging Markets	Voya Index Solution 2040 Portfolio2
Equity Portfolio1	Voya Index Solution 2045 Portfolio2
VY® JPMorgan Small Cap Core Equity	Voya Index Solution 2050 Portfolio2
Portfolio1	Voya Index Solution 2055 Portfolio2
VY® Morgan Stanley Global Franchise	Voya Index Solution 2060 Portfolio2
Portfolio1	Voya Index Solution 2065 Portfolio2
VY® T. Rowe Price Capital	Voya Index Solution Income Portfolio2
Appreciation Portfolio1	Voya International High Dividend Low
VY® T. Rowe Price Equity Income	Volatility Portfolio
Portfolio1	Voya Solution 2025 Portfolio2
VY® T. Rowe Price International Stock	Voya Solution 2030 Portfolio2
Portfolio	Voya Solution 2035 Portfolio2
Voya Solution 2040 Portfolio2
VOYA MUTUAL FUNDS	Voya Solution 2045 Portfolio2
Voya Global Bond Fund	Voya Solution 2050 Portfolio2
Voya Global Diversified Payment Fund2	Voya Solution 2055 Portfolio2
Voya Solution 2060 Portfolio2

1

2

3

Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement shall be borne directly by Voya Investments, LLC as provided in the Management Agreement.

As a (1) money market fund ("Money Market Fund") or (2) Fund of Funds, as defined in the Funds' proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA PARTNERS, INC. (continued)	VOYA SEPARATE PORTFOLIOS
Voya Solution 2065 Portfolio2	TRUST (continued)
Voya Solution Aggressive Portfolio2	Voya Securitized Credit Fund
Voya Solution Balanced Portfolio2	Voya Target In-Retirement Fund3
Voya Solution Conservative Portfolio2	Voya Target Retirement 2025 Fund3
Voya Solution Income Portfolio2	Voya Target Retirement 2030 Fund3
Voya Solution Moderately Aggressive	Voya Target Retirement 2035 Fund3
Portfolio2	Voya Target Retirement 2040 Fund3
Voya Solution Moderately Conservative	Voya Target Retirement 2045 Fund3
Portfolio2	Voya Target Retirement 2050 Fund3
VY® American Century Small-Mid Cap	Voya Target Retirement 2055 Fund3
Value Portfolio	Voya Target Retirement 2060 Fund3
VY® Baron Growth Portfolio	Voya Target Retirement 2065 Fund3
VY® Columbia Contrarian Core	VOYA STRATEGIC ALLOCATION
Portfolio
VY® Columbia Small Cap Value II	PORTFOLIOS, INC.
Portfolio	Voya Strategic Allocation Conservative
VY® Invesco Comstock Portfolio	Portfolio2
VY® Invesco Equity and Income	Voya Strategic Allocation Growth
Portfolio	Portfolio2
VY® Invesco Global Portfolio	Voya Strategic Allocation Moderate
VY® JPMorgan Mid Cap Value	Portfolio2
Portfolio
VY® T. Rowe Price Diversified Mid Cap	VOYA VARIABLE FUNDS
Growth Portfolio	Voya Growth and Income Portfolio
VY® T. Rowe Price Growth Equity	VOYA VARIABLE INSURANCE
Portfolio
VOYA SENIOR INCOME FUND	TRUST
VY® BrandywineGLOBAL – Bond
VOYA SEPARATE PORTFOLIOS	Portfolio

TRUST	VOYA VARIABLE PORTFOLIOS,
Voya Emerging Markets Corporate Debt	INC.
Fund	Voya Emerging Markets Index Portfolio
Voya Emerging Markets Hard Currency	Voya Global High Dividend Low
Debt Fund	Volatility Portfolio
Voya Emerging Markets Local Currency	Voya Index Plus LargeCap Portfolio
Debt Fund	Voya Index Plus MidCap Portfolio
Voya Investment Grade Credit Fund	Voya Index Plus SmallCap Portfolio

1

2

3

Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement shall be borne directly by Voya Investments, LLC as provided in the Management Agreement.

As a (1) money market fund ("Money Market Fund") or (2) Fund of Funds, as defined in the Funds' proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA VARIABLE PORTFOLIOS, INC. (continued)

Voya International Index Portfolio

Voya RussellTM Large Cap Growth

Index Portfolio

Voya RussellTM Large Cap Value Index

Portfolio

Voya RussellTM Mid Cap Growth Index

Portfolio

Voya RussellTM Mid Cap Index Portfolio

Voya RussellTM Small Cap Index

Portfolio

Voya Small Company Portfolio

Voya U.S. Bond Index Portfolio

VOYA VARIABLE PRODUCTS TRUST

Voya MidCap Opportunities Portfolio Voya SmallCap Opportunities Portfolio

1

2

3

Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement shall be borne directly by Voya Investments, LLC as provided in the Management Agreement.

As a (1) money market fund ("Money Market Fund") or (2) Fund of Funds, as defined in the Funds' proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

4